UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     April 27, 2005

                           MTI Technology Corporation
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             (Exact name of registrant as specified in its charter)



         Delaware                      0-23418                   95-3601802
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)



     14661 Franklin Avenue, Tustin, California                   92780
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     (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code   (714) 481-7800


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02         Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers.

                  (d) On April 27, 2005, the Board of the Company appointed William Mustard as a Board member. The Board has determined that Mr. Mustard is an "independent director" within the meaning of SEC and NASDAQ rules. Mr. Mustard is the President and CEO of The Canopy Group, Inc., a stockholder of the Company. Mr. Mustard will participate in the Company's standard compensation for independent directors, including the 2001 Non-employee Director Option Program (the "Program") and will receive the Company's standard form of Indemnification Agreement. The Program and form of Indemnification Agreement have been filed previously. On May 2, 2005, the Company issued a press release announcing the appointment of Mr. Mustard to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01         Financial Statements and Exhibits.

                  (c) Exhibits.

     Exhibit Number        Description
     --------------        -----------
     99.1                  Press Release issued by the Company on May 2, 2005,
                           announcing the appointment of William Mustard to its Board of Directors.













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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MTI TECHNOLOGY CORPORATION

Date:      May 3, 2005                       /s/ SCOTT POTERACKI
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                                              Scott Poteracki
                                              Executive Vice President and
                                              Chief Financial Officer